June 8, 2000


                      DREYFUS SHORT TERM HIGH YIELD FUND A series of Dreyfus Debt and Equity Funds (the "Trust")

                            Supplement to Prospectus
                               Dated March 1, 2000

      At a meeting of the fund's Board of Trustees held on June 7, 2000, the Board approved an Agreement and Plan of Reorganization (the "Agreement") between the Trust, on behalf of the fund, and The Dreyfus/Laurel Funds Trust, on behalf of Dreyfus Premier Limited Term High Income Fund, a series of The Dreyfus/Laurel Funds Trust (the "Acquiring Fund"). The Agreement provides for the transfer of all of the assets of the fund, subject to liabilities, to the Acquiring Fund in exchange for shares of the Acquiring Fund, and the distribution of such shares to the shareholders of the fund (the "Exchange").

      The Exchange is subject to the completion of certain conditions, including the approval of the Agreement by the fund's shareholders. Accordingly, the Board has called a special meeting of shareholders to be held on September 8, 2000 at 10:00 a.m. at which shareholders will vote on approval of the Agreement. Shareholders of record as of July 10, 2000 will be entitled to receive notice of, and to vote at, the meeting. If approved by shareholders, the Exchange will occur pursuant to the terms of the Agreement.

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